UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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CARDIMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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CARDIMA, INC.

47266 Benicia Street

Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2005

To the Stockholders of Cardima, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Cardima, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 16, 2005, at 11:00 a.m. local time at the Company’s executive offices located at 47266 Benicia Street, Fremont, California 94538, for the following purposes:

1. To elect a Board of Directors of five members to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

2. To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000 and to increase the number of total authorized shares from 155,000,000 to 205,000,000;

3. To consider and vote upon a proposal to amend our Amended and Restated 2003 Stock Option Plan;

4. To consider and vote upon a proposal to amend our 1997 Directors’ Stock Option Plan;

5. To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors has fixed the close of business on April 28, 2005 as the record date for determining the stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

Barry D. Michaels

Interim Chief Financial Officer and Secretary

Fremont, California

May     , 2005

ALL OF OUR STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

CARDIMA, INC.

47266 Benicia Street

Fremont, California 94538

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

JUNE 16, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors”) of Cardima, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, June 16, 2005, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company’s executive offices located at 47266 Benicia Street, Fremont, California 94538. The Company intends to mail this Proxy Statement, the enclosed proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2004, on or about May     , 2005, to all stockholders entitled to notice of and to vote at the Annual Meeting.

Solicitation

The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, by facsimile or via electronic mail through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We have retained D. F. King & Co. to assist in the solicitation of proxies at an estimated cost of $20,000.

Record Date; Voting Securities

The close of business on April 28, 2005 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our Common Stock entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, we had approximately [                    ] shares of Common Stock outstanding.

Voting Rights

Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters to be voted upon at the Annual Meeting. Shares of Common Stock may not be voted cumulatively.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Elections (the “Inspectors”) with the assistance of our transfer agent. The Inspectors also will determine whether or not a quorum is present. Under our Bylaws, the holders of fifty percent (50%) of the voting power of the outstanding shares of capital stock entitled to vote at an annual meeting shall constitute a quorum. Stockholders holding shares of capital stock who are present in person or represented by proxy (including stockholders who abstain from voting their shares or who do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

Directors are elected by a plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proposal 2 requires the affirmative vote of a majority of the outstanding shares to be approved. All other proposals submitted to the stockholders will require the affirmative vote, at a duly held meeting at which a quorum is present, of a majority of shares of capital stock having voting power present in person or represented by proxy and entitled to vote on the subject matter. Stockholders who abstain from voting as to a particular matter will not be counted as votes in favor of the matter and abstentions will have the effect of a vote AGAINST any matter submitted to the stockholders. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those non-voted shares will be counted for quorum purposes, but are not deemed to be present or represented for determining whether stockholder approval of a proposal has been obtained. Broker non-votes will have the same effect as a vote AGAINST Proposal 2.

Any proxy that is returned unmarked as to a particular item will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR Proposals 2, 3, 4 and 5 and as the proxy holders deem advisable on other matters that may properly come before the meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Gabriel B. Vegh or Barry D. Michaels, Inspectors of Election) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees for Director

At the Annual Meeting, the stockholders will vote to elect a Board of Directors consisting of five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws. The Board of Directors has no reason to believe that any of the nominees named below will be unable or unwilling to serve as a director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as our directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

The names of the nominees, their ages as of the Record Date and certain other information about them are set forth below:

Name of Nominee*	Age	Principal Occupation	Director Since
Gabriel B. Vegh	65	Chief Executive Officer and Chairman of our Board of Directors	1992
Jesse D. Erickson	73	Retired Executive of Kaiser Aluminum and Retired Director and Chairman of the Investment Committee of S. H. Cowell Foundation	2001
Rodolfo C. Quijano, Ph. D., M.D.	69	Chief Technical Officer of 3F Therapeutics, Inc.	1999
Phillip Radlick, Ph.D.	67	Independent Consultant	1994
Lawrence J. Siskind	52	Partner, Harvey Siskind Jacobs LLP	2001

*	There are no family relationships among any of the directors or executive officers of the Company. There have been no changes on the Board of Directors since our 2004 Annual Meeting of Stockholders.

Mr. Gabriel B. Vegh, our founder, has been our Chief Executive Officer since June 2000 and Chairman of our Board of Directors since May 2001. Mr. Vegh has been one of our directors since November 1992, and served as our President from June 2000 to May 2001. He was our Executive Vice President from January 1995 until June 2000, and our Chief Operating Officer from November 1994 through January 1995. Mr. Vegh was our President from May 1993 through November 1994, and our Chief Financial Officer from May 1993 through July 1996. Prior to joining us, from August 1985 until May 1993, Mr. Vegh was the Vice President, Operations of Target Therapeutics, Inc., which is now a division of Boston Scientific Corporation. From February 1983 until August 1985, Mr. Vegh was General Manager, Pilot Operations of Advanced Cardiovascular Systems, Inc., which is now a division of Guidant Corporation. Mr. Vegh received a B.S. in Mechanical Engineering from the New Jersey Institute of Technology.

Mr. Jesse D. Erickson has been one of our directors since May 2001. Mr. Erickson was the President of the S. H. Cowell Foundation, a private charitable foundation in San Francisco, from 1991 to 1998. He then served as director and chairman of the investment committee of the S. H. Cowell Foundation until 2001 when he retired. Mr. Erickson worked for Kaiser Aluminum & Chemical Corporation for 32 years, holding various executive positions including President of Kaiser Aluminum International, Chief Administrative Officer and Sheet and Plate Division Manager. He retired from Kaiser in 1989 as a Senior Vice President. Mr. Erickson received a B.S. in Business and Chemical Engineering from the Massachusetts Institute of Technology.

Dr. Rodolfo C. Quijano has been one of our directors since November 1999. Dr. Quijano is a founder of VenPro, Inc. and served as its Chief Technical Officer from 1997 to 2003, and has been Chief Technical Officer of 3F Therapeutics, Inc. since 1998. Dr. Quijano serves on the Board of Directors of Orqis, Inc. (formerly ForeFlow, Inc.), of which he is also the founder. Previously, Dr. Quijano was the General Manager of Hepatix, AG, from 1993 to 1994 and from 1987 to 1993 was the Vice President of Research and Development, Regulatory Affairs and Clinical Research for the Edwards Cardiovascular Surgery Division of Baxter Healthcare. Dr. Quijano received a B.S. in Chemistry from the University of Alabama and a Ph.D. from the University of Central America.

Dr. Phillip Radlick has been one of our directors since November 1994. Dr. Radlick is currently an independent consultant in the healthcare industry. Dr. Radlick served as President and Chief Executive Officer of Lipid Sciences, Inc., a publicly held biotechnology company, from June 2000 until October 2002. Dr. Radlick was our President and Chief Executive Officer from November 1994 to June 2000. Prior to joining us, from November 1992 until October 1994, Dr. Radlick was the President and Chief Executive Officer of Hepatix, Inc., a start-up medical device company. From November 1986 until November 1992, Dr. Radlick was the President of Edward’s Cardiovascular Surgery Division, a division of Baxter Healthcare responsible for the development, manufacture and sale of cardiovascular products. Dr. Radlick received a B.S. in Chemistry and a Ph.D. in Organic Chemistry from the University of California, Los Angeles.

Mr. Lawrence J. Siskind has been one of our directors since December 2001. Mr. Siskind is currently a partner of Harvey Siskind Jacobs LLP, a law firm in San Francisco, California where he specializes in litigation, registration and transactional advice regarding domestic and international copyrights, trademarks, trade secrets and unfair competition. Mr. Siskind was appointed by President Reagan in 1987 to serve as the nation’s first Special Counsel for Immigration Related Unfair Employment Practices, returning to private practice in 1989. In 1996, former California Governor Pete Wilson appointed Mr. Siskind to serve as a charter member of the State Commission on Academic Content and Performance Standards. In 1998, former Governor Wilson appointed Mr. Siskind to his Advisory Council on Electronic Commerce. Mr. Siskind received a B.A. from Harvard University and a J.D. from Harvard Law School.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ELECTION OF ALL NOMINEES NAMED ABOVE.

Director Independence

Our Board of Directors has determined that Mr. Jesse D. Erickson, Dr. Rodolfo C. Quijano, Dr. Phillip Radlick and Mr. Lawrence J. Siskind are “independent directors” within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. (the “NASD”). The Board of Directors has determined that all of its members, except Mr. Vegh, are “independent” as such term is defined by the NASD.

Meetings of the Board of Directors

During the fiscal year ended December 31, 2004, the Board of Directors held eight meetings and acted once by unanimous written consent.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee of the Board of Directors (1) selects the independent registered public accounting firm to be retained to audit our financial statements and (2) monitors the effectiveness of the audit effort, our financial and accounting organization and our system of internal accounting controls. Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met five times in 2004. During the fiscal year ended December 31, 2004, the Audit Committee consisted of three directors: Mr. Jesse D. Erickson (Chairperson), Dr. Rodolfo C. Quijano and Mr. Lawrence J. Siskind, all of whom meet the independence requirements for audit committee membership under Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 4200 of the NASD.

Our Board of Directors has determined that the Audit Committee does not have an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”). We have not been able to attract an audit committee financial expert to join our Board of Directors, which we believe has been in part due to Cardima’s financial situation. However, our Board of Directors has determined that two members of the Audit Committee, Mr. Jesse D. Erickson and Dr. Rodolfo C. Quijano have the necessary experience to qualify them as “financially sophisticated” under NASD standards, which standards are different from the SEC rules. Under the NASD standards, to be considered “financially sophisticated,” an individual must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual’s financial sophistication, including being a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors believes that the presence of Mr. Erickson and Dr. Quijano on the Audit Committee and their qualification as “financially sophisticated” under the NASD standards is adequate to permit the Audit Committee to fulfill its duties as set forth in its charter. Furthermore, the Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee

The Compensation Committee of the Board of Directors (1) administers and makes recommendations concerning our policies on salaries and incentive compensation, stock option awards to employees and consultants and otherwise determines compensation levels and (2) performs such other functions regarding compensation as the Board of Directors may delegate. During the fiscal year ended December 31, 2004, the Compensation Committee consisted of two non-employee directors: Dr. Phillip Radlick and Mr. Jesse D. Erickson, both of whom are “independent directors” within the meaning of Rule 4200 of the NASD. The Compensation Committee met once during 2004.

Nominating Committee

The Nominating Committee (1) establishes criteria for membership on the Board of Directors and assists the Board of Directors in identifying individuals qualified to become members of the Board of Directors and (2) facilitates the annual review of the performance of the Board of Directors and its committees. Our Board of Directors has adopted a written charter for the Nominating Committee of the Board of Directors, a copy of which was filed as an exhibit to our Proxy Statement for our 2004 Annual Meeting of Stockholders. During the fiscal year ended December 31, 2004, the Nominating Committee consisted of two directors: Mr. Lawrence J. Siskind (Chairperson) and Dr. Phillip Radlick, both of whom are “independent directors” within the meaning of Rule 4200 of the NASD. The Nominating Committee did not meet during 2004.

Stockholder Nominations

Our Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. To date, we have not received any recommendations from stockholders requesting the considerations of a candidate for inclusion among the slate of nominees in our proxy statement. The Nominating Committee’s current policy is to consider stockholder recommendations of candidates for election to the Board of Directors which comply with applicable laws, listing standards and the stockholder nomination process set forth in our Bylaws. The qualifications and standards the Nominating Committee will consider in evaluating any recommendations for nomination, including stockholder recommendations, to the Board of Directors include, but are not limited to:

•	roles and contributions valuable to the business community,

•	personal qualities of leadership, character and judgment, and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards,

•	relevant knowledge and diversity of background and experience in areas such as business, manufacturing, technology, medicine, finance and accounting, marketing, international business and government,

•	whether the candidate has the time required for preparation, participation and attendance at meetings, and

•	requirements relating to composition of the Board of Directors under applicable law and listing standards.

The Nominating Committee’s goal is to assemble a Board of Directors comprised of individuals who have distinguished records of leadership and success and who will make substantial contributions to the Board of Directors. Stockholder recommendations requesting the consideration of a candidate for inclusion among the slate of nominees in our proxy statement must be delivered to, or mailed and received by our Secretary at our executive offices not less than 120 days prior to the proposed date of our annual meeting of stockholders. If less than 100 days notice of the date of the annual meeting of stockholders is given or made to stockholders, any stockholder recommendation must be received no later than the 7th day following the day on which such notice of the date of the annual meeting is mailed.

Attendance at Meetings

During the fiscal year ended December 31, 2004, all directors attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

It is our policy to encourage each of our directors to attend our annual meetings of stockholders. All of the members of our Board of Directors attended our 2004 Annual Meeting of Stockholders other than Dr. Rodolfo C. Quijano and Lawrence J. Siskind.

Communications with Directors

Written communications by stockholders with members of the Board of Directors may be mailed to our Secretary at our executive offices and will be forwarded to the intended recipient.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of any other entity. Dr. Phillip Radlick, a member of the Compensation Committee during the fiscal year ended December 31, 2004, was our President and Chief Executive Officer from November 1994 to June 2000. In December 1997, we entered into a note receivable agreement with Dr. Radlick, which was subsequently amended in August 2001. See “Certain Transactions” for information concerning Dr. Radlick’s note receivable agreement.

Compensation of Directors

Directors currently receive no cash fees for services provided in that capacity but are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors. Our 1997 Directors’ Stock Option Plan (the “Directors’ Plan”) provides that each person who becomes a non-employee director of the Company will be granted a non-statutory stock option to purchase 20,000 shares of Common Stock on the date on which such person first becomes our non-employee director. This initial grant becomes exercisable as to 25% of the shares subject to the grant per year through the fourth anniversary of the date of grant. In addition, the Directors’ Plan provides that on the date of each annual meeting of our stockholders at which such director is re-elected, each such continuing non-employee director shall be granted an additional option to purchase 2,000 shares of Common Stock if, on such date, he or she shall have served on the Board of Directors for at least three months during the current fiscal year, and such option will become exercisable in full on the first anniversary of the date of grant. If Proposal 4 is approved by our stockholders, the option amount for continuing non-employee directors will be increased from 2,000 shares of Common Stock to 52,000 shares of Common Stock. Each of the nominees for director will have served for more than three months at the time of the Annual Meeting, and so each non-employee director will receive options to purchase 2,000 shares of the our Common Stock under the Directors’ Plan if they are re-elected to the Board of Directors at the Annual Meeting. However, if Proposal 4 is approved by our stockholders, the non-employee directors will receive options to purchase 52,000 shares of the our Common Stock rather than options to purchase 2,000 shares of the our Common Stock under the Directors’ Plan if they are re-elected to the Board of Directors at the Annual Meeting. As of the Record Date, options to purchase 106,000 shares remain available for grant under the Director’s Plan. If Proposal 4 is approved by our stockholders, the number of options available for grant under the Director’s Plan will be increased by 700,000.

On May 20, 2004, we granted each of Mr. Jesse D. Erickson, Dr. Rodolfo C. Quijano, Mr. Lawrence J. Siskind and Dr. Phillip Radlick, options to purchase an additional 50,000 shares of our Common Stock. These grants have an exercise price of $0.87 per share, were made under our Amended and Restated 2003 Stock Option Plan, and the options were fully vested on the date of grant. Our Board of Directors granted these options as a result of the increased demands and incremental time spent by the members of the Board of Directors due to changes in the federal securities laws.

In 2004, we paid to Dr. Phillip Radlick $4,250 in fees for consulting services and reimbursements for related travel expenses, unrelated to his services as a director.

See “Compensation of Executive Officers” and “Option/SAR Grants in Last Fiscal Year” for information concerning compensation relating to Mr. Vegh’s services as Chairman and Chief Executive Officer.

Change in Control Arrangements

Our Amended and Restated 2003 Stock Option Plan provides that the vesting and exercisability of all outstanding options shall be accelerated to twice the number of vested shares of Common Stock underlying any such option immediately prior to such acceleration, and the remaining unvested options following such acceleration shall be assumed or substituted by the surviving entity in the event of a change in control. In the event that such outstanding options are not assumed or substituted, the exercisability of all outstanding options shall be accelerated. Members of our Board of Directors and our officers currently hold options granted under our Amended and Restated 2003 Stock Option Plan.

Our 1997 Directors’ Stock Option Plan and our 1993 Stock Option Plan provide that options shall become fully vested and exercisable as to all shares granted under these plans in the event that a change in control of the Company occurs. Members of our Board of Directors and our officers currently hold options granted under both our 1997 Directors’ Stock Option Plan and our 1993 Stock Option Plan.

See “Employment and Change in Control Agreements” for information concerning change in control arrangements relating to Mr. Vegh’s services as Chairman and Chief Executive Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of our Common Stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during our fiscal year ended December 31, 2004, all Reporting Persons timely filed all such reports other than (i) Marianne Baldwin who filed one late Form 4 in connection with an option grant under the Amended and Restated 2003 Stock Option Plan, (ii) Victor J. Barajas who filed one late Form 4 in connection with an option grant under the Amended and Restated 2003 Stock Option Plan, (iii) Eric K. Y. Chan, Ph.D. who filed one late Form 4 in connection with an option grant under the Amended and Restated 2003 Stock Option Plan, (iv) Barry D. Michaels who filed one late Form 4 in connection with an option grant under the Amended and Restated 2003 Stock Option Plan, (v) William K. Wheeler who filed one late Form 4 in connection with an option grant under the Amended and Restated 2003 Stock Option Plan, (vi) Gabriel B. Vegh who filed one late Form 4 in connection with an option grant under the Amended and Restated 2003 Stock Option Plan and (vii) Lawrence J. Siskind who filed one late Form 4 in connection with his annual grant under the Directors’ Plan and option grant under the Amended and Restated 2003 Stock Option Plan.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved an amendment to our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (i) increase the total number of authorized shares to 205,000,000 from 155,000,000 shares and (ii) increase the number of authorized shares of Common Stock to 200,000,000 from 150,000,000. Our Board of Directors unanimously recommends that our stockholders approve this amendment.

As of the Record Date, [                    ] shares of our Common Stock were issued and outstanding. An additional [                    ] shares of Common Stock were reserved for future issuance under our stock plans, of which [                    ] shares were covered by outstanding options and [                    ] shares were available for future grant or purchase. Additionally, as of the Record Date, warrants to purchase [                    ] shares of Common Stock were issued and outstanding.

Our Board of Directors believes that the authorized shares of Common Stock remaining available for future issuance is not sufficient to enable us to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, our Board of Directors believes that it is in our best interests to increase the number of authorized shares of Common Stock as described above. Our Board of Directors also believes that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by our Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). Further, our Board of Directors believes the availability of additional shares of Common Stock will help us to attract and retain talented employees through the grant of stock options and other stock-based incentives. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for a stockholder who does not purchase additional shares to maintain his or her pro rata interest, on his or her percentage voting power.

If Proposal 2 is approved, the authorized shares of Common Stock in excess of those issued and outstanding is estimated to be approximately [                    ] shares. Those shares will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. We do not presently have any plans to issue any of the excess shares. However, upon issuance, such shares of Common Stock will have the same rights as the outstanding shares of Common Stock. Holders of our Common Stock do not have preemptive rights.

Our Board of Directors does not intend to issue any Common Stock except on terms which our Board of Directors deems to be in our best interests and in the best interests of our then-existing stockholders.

Our Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of us. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change our management.

The text of the first paragraph of Article IV of the Certificate of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

“This corporation is authorized to issue two classes of stock to be designated common stock (“Common Stock”) and preferred (“Preferred Stock”). The total number of shares which the Corporation is authorized to issue is Two Hundred Five Million (205,000,000) shares. The number of shares of Common Stock authorized to be issued is Two Hundred Million (200,000,000), par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $0.001 per share.”

Vote Required

The affirmative vote of the holders of a majority of our outstanding Common Stock is required to approve this Proposal 2. If approved by the stockholders, the proposed amendment to our Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which is expected the take place as soon as practicable after the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT OF OUR

AMENDED AND RESTATED 2003 STOCK OPTION PLAN

At the Annual Meeting of Stockholders in June 2003, our stockholders approved the adoption of the Cardima, Inc. 2003 Stock Option Plan, under which 2,200,000 shares of Common Stock were reserved for issuance. At the Annual Meeting of Stockholders held on May 20, 2004, our stockholders approved an amendment to the plan to reserve an additional 2,000,000 shares of Common Stock under the plan for issuance. On April 13, 2005, our Board of Directors amended and restated the plan (as amended and restated, the “Stock Plan”) to reserve an additional 4,000,000 shares of Common Stock for issuance under the plan, subject to approval by our stockholders at the Annual Meeting.

Summary of the Stock Plan

The following description of the Stock Plan is a summary only. It is subject to, and qualified in its entirety, by the full text of the Stock Plan. The full text of the Stock Plan is set forth as Exhibit A hereto, and is substantially in the form in which it will take effect if this Proposal 3 is approved by the stockholders.

General. The Stock Plan authorizes the Board of Directors, or one or more committees which the Board of Directors may appoint from among its members (the “Committee”), to grant to employees, consultants and non-employee directors options to purchase Common Stock. Options granted under the Stock Plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options, as determined by the Board of Directors or the Committee.

Purpose. The general purpose of the Stock Plan is to provide additional incentive to employees, consultants and non-employee directors to continue to render services to us and to promote the success of the our business.

Administration. The Stock Plan may be administered by the Board of Directors or a Committee (the “Plan Administrator”). Subject to the other provisions of the Stock Plan, the Plan Administrator has the authority to: (1) determine the fair market value of a share of Common Stock; (2) select the employees, consultants or non-employee directors to whom options may be granted under the Stock Plan; (3) determine the number of shares of Common Stock to be covered by each option granted under the Stock Plan; (4) approve forms of agreement for use under the Stock Plan; (5) determine the terms and conditions of the option, consistent with the terms of the Stock Plan, granted under the Stock Plan, including the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or the shares of Common Stock relating thereto, based in each case on such factors as the Plan Administrator shall determine; (6) construe and interpret the terms of the Stock Plan and awards granted pursuant to the Stock Plan; (7) prescribe, amend and rescind rules and regulations relating to the Stock Plan; (8) modify or amend each option, including the discretionary authority to extend the post-termination exercisability period of options longer than is otherwise provided for in the Stock Plan; (9) allow optionees to satisfy withholding tax obligations by electing to have us withhold from the shares to be issued upon exercise of an option that number of shares having a fair market value equal to the dollar amount required to be withheld; (10) authorize any person to execute on our behalf any instrument required to effect the grant of an option previously granted by the Plan Administrator; and (11) make all other determinations deemed necessary or advisable for administering the Stock Plan.

Eligibility and Shares Subject to the Stock Plan. Under the Stock Plan, 8,200,000 shares of Common Stock (which number includes the 4,000,000 share increase that stockholders are being asked to approve) have been reserved for issuance. As of March 31, 2005, options to purchase an aggregate of 2,514,035 shares of Common Stock had been granted under the Stock Plan, and of those, options to purchase an aggregate of 1,900,500 shares of Common Stock remain outstanding. The Stock Plan provides that options may be granted to our employees, consultants and non-employee directors. Incentive stock options may be granted only to employees. Any optionee who owns more than 10% of the combined voting power of all classes of our outstanding stock (a “10% Stockholder”) is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

The allocation of shares pursuant to the Stock Plan which stockholders are being asked to approve hereby has not been determined. Pursuant to the terms of the Stock Plan, the Committee charged with the administration of the Stock Plan will determine the number of options (and any other awards) to be allocated to employees, consultants and non-employee directors under the Stock Plan in the future, and such allocations may be made only in accordance with the provisions of the Stock Plan as described herein.

Terms and Conditions of Options. Each option granted under the Stock Plan is evidenced by a written stock option agreement we enter into with the optionee and is subject to the following terms and conditions:

(a) Exercise Price. The Board of Directors or the Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% stockholders, the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or sale price for the last preceding date for which quotations exist if no sales were reported) on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the closing sale price for such stock (or sale price for the last preceding date for which quotations exist if no sales were reported) on the date the option is granted.

(b) Form of Consideration. The means of payment for shares of Common Stock issued upon exercise of an option is specified in each option agreement and generally may be made, to the extent not prohibited by applicable law, by:

•	cash,

•	check,

•	promissory note,

•	other shares of our Common Stock owned by the optionee,

•	consideration received by us under a formal cashless exercise program that we have adopted, or

•	a combination thereof.

(c) Exercise of the Option. Each stock option agreement specifies the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Stock Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% stockholder, the term of the option shall be for no more than five years from the date of grant.

(d) Termination of Employment. If an optionee’s service (as an employee, consultant or non-employee director) terminates for any reason (other than death or permanent disability), then all options held by such optionee under the Stock Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement (but not to exceed ninety days after the termination of his or her employment in the event of an incentive stock option) or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

(e) Disability. If an optionee is unable to continue his or her service with us as a result of disability (as defined in the Stock Plan), then all options held by such optionee under the Stock Plan shall expire upon the earlier of (i) six months after the date of termination of the optionee’s employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

(f) Death. If an optionee dies while an employee, consultant or non-employee director, his or her option shall expire upon the earlier of (i) 12 months after the optionee’s death and (ii) the expiration date of the option. The executors or other legal representative or the optionee may exercise all or part of the optionee’s option at any time before such expiration to the extent that such option was exercisable at the time of death.

(g) Nontransferability of Options. Unless determined otherwise by the Plan Administrator, during an optionee’s lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

(h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as non-statutory stock options.

(i) Other Provisions. The stock option agreement may contain such terms, provisions and conditions as are consistent with the Stock Plan as may be determined by the Board of Directors or Committee.

Adjustment upon Changes in Capitalization, Corporate Transactions. In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in our capital structure, appropriate proportional adjustments shall be made in the number and class of shares of capital stock subject to the Stock Plan, the number and class of shares of capital stock subject to any option outstanding under the Stock Plan, and the exercise price of any such outstanding option. Any such adjustment shall be made upon approval of the Board of Directors and, if required, our stockholders, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving us, the vesting and exercisability of all outstanding options shall be accelerated to twice the number of vested shares of Common Stock underlying such option immediately prior to such acceleration, and the remaining unvested options following such acceleration shall be assumed or substituted by the surviving entity. In the event that such outstanding options are not assumed or substituted, the exercisability of all outstanding options shall be accelerated. To the extent they have not been previously exercised, options shall terminate upon consummation of the proposed action.

Amendment, Suspensions and Termination of the Stock Plan. The Board of Directors may amend, suspend or terminate the Stock Plan at any time; provided, however, that we are required to obtain stockholder approval of any amendment to the extent necessary and desirable to comply with Section 422 of the Code or any other rule or statute requiring stockholder approval. In any event, the Stock Plan will terminate automatically on April 17, 2013.

New Plan Benefits

The table below sets forth the number of options to purchase Common Stock granted under the Stock Plan to (1) the individual who served as our Chief Executive Officer during the fiscal year ended December 31, 2004; (2) the four other most highly compensated individuals who served as executive officers during the fiscal year ended December 31, 2004 and (3) groups indicated therein during 2004 and the value of such options.

Name	Dollar Value (1)	Number of Options (2)
Gabriel B. Vegh	$0	500,000
William K. Wheeler	0	250,000
Victor J. Barajas	0	175,000
Eric K. Y. Chan	0	150,000
Barry D. Michaels	0	100,000
All current executive officers (5 persons)	0	1,175,000
All current non-employee directors (4 persons)	0	208,000
All employees, excluding current executive officers	23,958	388,000

(1)	Represents the value of “in-the-money” options, or the excess, if any, of the closing price of the Common Stock on December 31, 2004, as reported by NASDAQ ($0.51), over the exercise price ($1.04-$0.37) of such options.
(2)	Includes all options granted under the Stock Plan during the year ended December 31, 2004, regardless of whether such options were “in-the-money” or “out-of-the-money” at December 31, 2004.

Federal Tax Information

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise and (b) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or one of our 10% stockholders. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he is granted a non-statutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who also is our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Subject to Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a non-statutory stock option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and us with respect to the grant and exercise of options under the Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee resides.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required to approve this Proposal 3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT OF OUR 1997 DIRECTORS’ STOCK OPTION PLAN

The Directors’ Plan was adopted by the Board of Directors in March 1997, and approved by our stockholders in May 1997. On April 13, 2005, our Board of Directors amended and restated the plan to reserve an additional 700,000 shares of Common Stock for issuance under the plan and to increase the annual option grant for continuing non-employee directors from 2,000 shares of Common Stock to 52,000 shares of Common Stock, subject to approval by our stockholders at the Annual Meeting.

Summary of the Directors’ Plan

The following description of the Directors’ Plan is a summary only. It is subject to, and qualified in its entirety, by the full text of the Directors’ Plan. The full text of the Directors’ Plan is set forth as Exhibit B hereto, and is substantially in the form in which it will take effect if this Proposal 4 is approved by the stockholders.

General. The Directors’ Plan provides that each person who first becomes a non-employee director will be granted a non-statutory stock option to purchase 20,000 shares of Common Stock (the “First Option”) on the date on which the optionee first becomes a non-employee director. Thereafter, on the date of each of our subsequent annual meeting of stockholders during the period in which a non-employee director is serving on the Board of Directors, each non-employee director will be granted an additional option to purchase 52,000 shares (which number reflects the increase in the annual option grant for continuing non-employee directors that stockholders are being asked to approve) of Common Stock (a “Subsequent Option”) if, on such date, he has served on the Board for at least three months.

Administration. The Directors’ Plan is designed to operate automatically, without administration; however, to the extent administration is necessary, the administrator will be the Board of Directors. Any conflicts of interest will be addressed by abstention of the interested director from both deliberations and voting regarding matters in which he has a personal interest.

Eligibility and Shares Subject to the Directors’ Plan. A total of 900,000 shares of Common Stock (which number includes the 700,000 share increase that stockholders are being asked to approve) have been reserved for issuance under the Directors’ Plan. As of March 31, 2005, options to purchase an aggregate of 160,000 shares of Common Stock had been granted under the Directors’ Plan, and of those, options to purchase an aggregate of 90,000 shares of Common Stock remain outstanding. The Directors’ Plan provides for the grant of non-statutory stock options to our non-employee directors.

Terms and Conditions of Options. Each option granted under the Directors’ Plan is evidenced by a written stock option agreement we enter into with the optionee and is subject to the following terms and conditions:

(a) Exercise Price. The exercise price of all stock options granted under the Directors’ Plan shall be equal to the fair market value of a share of the Common Stock on the date of grant of the option.

The fair market value per share is the average of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, or, as long as the Common Stock is listed on a stock exchange, the closing price on such exchange on the date of grant.

(b) Form of Consideration. The consideration to be paid for shares of Common Stock to be issued upon exercise of an option may consist entirely of cash, check, other shares of Common Stock owned by the optionee, or any combination of such methods of payment, and any other consideration or method of payment as shall be permitted under applicable law.

(c) Exercise of the Option. The Directors’ Plan provides that the First Option will become exercisable in installments as to 25% of the total number of shares subject to the First Option on each of the first, second, third and fourth anniversaries of its date of grant, and each Subsequent Option will become exercisable in full on the first anniversary of its date of grant.

(d) Termination as a Director. If a non-employee director ceases to serve as a director, he may, but only within 90 days after the date he ceases to be a director of the Company, exercise options granted under the Directors’ Plan to the extent that he was entitled to exercise such options at the date of such termination. To the extent he was not entitled to exercise any such option at the date of such termination, or if he does not exercise such option (which he was entitled to exercise) within such 90-day period, the option will terminate.

(e) Disability or Death. In the event a non-employee director is unable to continue to serve as a director as a result of his or her total and permanent disability, he or she may exercise his or her option within six months from the date of such termination, but only to the extent such option is exercisable. In the event of a director’s death while serving as a director or within three months of termination of such service, options may be exercised at any time within six months following the date of death, but only to the extent the right to exercise had accrued at the time of death, unless the director died while serving on the Board, in which case the option is exercisable to the extent of the right to exercise that would have accrued had the director continued living and remained a director without interruption for 12 months after the date of death.

(f) Nontransferability of Options. No option granted under the Directors’ Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order, and each option is exercisable, during the lifetime of the optionee, only by such optionee or a transferee permitted under the Directors’ Plan.

(g) Term of Options. Options granted under the Directors’ Plan have a term of ten years.

Adjustments Upon Changes in Capitalization; Corporate Transactions. In the event of our merger with another corporation or a sale of all or substantially all of our assets, each non-employee director will (i) have a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of any such transaction at the end of which time the option will terminate, (ii) have the right to exercise the option, including any part of the option that would not otherwise be exercisable, as to an equivalent number of shares of stock of the surviving entity, or (iii) be granted a substitute option with comparable terms as to an equivalent number of shares of stock of the surviving entity.

Amendment or Termination of the Directors’ Plan. The Board of Directors may amend or terminate the Directors’ Plan; provided, however, that no such action may adversely affect any outstanding option. If not terminated earlier, the Directors’ Plan will terminate automatically in March 2007.

New Plan Benefits

The table below sets forth the number of options to purchase Common Stock expected to be granted under the Directors’ Plan per year to our continuing non-employee directors. Options to purchase Common Stock may be granted under the Directors’ Plan only to non-employee directors. If this Proposal 4 is approved, each of Messrs. Erickson and Siskind and Drs. Quijano and Radlick will receive 52,000 options to purchase Common Stock at the Annual Meeting.

Name (1)	Dollar Value (2)	Number of Options (3)
All current non-employee directors (4 persons)	—	208,000

(1)	Executive officers and employees are not eligible to receive grants of options to purchase Common Stock under the Directors’ Plan and are not included in the table.
(2)	The dollar value of options to purchase Common Stock to be granted under the Directors’ Plan is not determinable.
(3)	Includes 208,000 options to be granted to each of our continuing non-employee directors, and does not include options that may be granted when an individual first becomes a non-employee director.

Federal Tax Information

All options granted under the Directors’ Plan are non-statutory stock options. An optionee will not recognize any taxable income at the time he is granted a non-statutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Subject to Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a non-statutory stock option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and us with respect to the grant and exercise of options under the Directors’ Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee resides.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 4 is required to approve this Proposal 4.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is seeking stockholder ratification of the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP (“BDO Seidman”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005. BDO Seidman served as our independent registered public accounting firm with respect to the audit of our financial statements for the fiscal year ended December 31, 2004.

Stockholder ratification of the selection of BDO Seidman as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of BDO Seidman to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Our former independent accountant, Ernst & Young LLP (“Ernst & Young”), informed us on October 17, 2003 that they would resign as our independent auditors effective upon the completion of the quarterly review of our fiscal quarter ended September 30, 2003.

The reports of Ernst & Young on our financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Ernst & Young’s reports on our financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 each contained an explanatory paragraph related to our ability to continue as a going concern. In connection with its audits for each of the fiscal years ended December 31, 2001 and December 31, 2002 and through October 17, 2003, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the financial statement for such years. During the fiscal years ended December 31, 2001 and December 31, 2002 and through October 17, 2003, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

On December 22, 2003, we engaged BDO Seidman as the our principal independent registered public accounting firm to audit our financial statements. The engagement of BDO Seidman was approved by our Audit Committee on December 11, 2003 and ratified by our stockholders at the 2004 Annual Meeting of Stockholders.

Neither we nor anyone engaged on our behalf consulted with BDO Seidman during the fiscal years ended December 31, 2001 and December 31, 2002, nor during any subsequent interim period prior to BDO Seidman’s appointment as our independent registered public accounting firm for the fiscal year 2003 audit regarding (i) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any other matters or reportable events as set forth in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

A representative of BDO Seidman is expected to attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 5

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

	2004	2003
Audit (1)	$221,400	$100,000
Audit Related (2)	—	—
Tax (3)	—	—
Miscellaneous (4)	—	16,800

Total	$221,400	$116,800

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as services normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements, including registration statements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning. None are provided by our principal accounting firm.
(4)	Includes various analysis costs including severance, executive compensation, market, equity practices as well as various consultations.

Pre-Approval Policies and Procedures

Our Audit Committee approves the terms and fees of all audit and permissible non-audit services by our independent registered public accounting firm in advance of the provision of any such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 31, 2005 by: (1) each person known by us to be a beneficial owner of five percent or more of our Common Stock, (2) each of our directors, (3) each of our executive officers named in the Summary Compensation Table set forth herein and (4) all current directors and executive officers as a group.

PRINCIPAL STOCKHOLDERS

Name and Address	Number of Shares	Percent of Total Shares Outstanding (1) (2)
Gabriel B. Vegh (3) (4)	1,653,833	1.61%
Phillip Radlick, Ph.D. (3)	486,559	*
Rodolfo C. Quijano, Ph.D., M.D. (3)	120,666	*
Jesse D. Erickson (3)	117,666	*
Lawrence J. Siskind (3)	116,666	*
William Wheeler (3)	884,348	*
Barry D. Michaels (3)	128,472	*
Eric K. Y. Chan, Ph.D. (3)	420,377	*
Victor J. Barajas (3)	571,404	*
All current directors and executive officers as a group (9 persons) (5)	4,499,491	4.26%

*	Less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In determining the number of shares beneficially owned by a person, options or warrants to purchase common stock held by that person that are currently exercisable, or become exercisable within 60 days following March 31, 2005, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.
(2)	As of March 31, 2005, 101,437,889 shares of common stock were issued and outstanding.
(3)	The amounts shown include shares of common stock which may be acquired currently or within 60 days of March 31, 2005 through the exercise of options, as follows: Mr. Vegh, 1,510,892 shares; Dr. Radlick, 485,559 shares; Dr. Quijano, 120,666 shares; Mr. Erickson, 116,666 shares; Mr. Siskind, 116,666 shares; Mr. Wheeler, 813,533 shares; Mr. Michaels, 128,472 shares; Dr. Chan, 387,945 shares; and Mr. Barajas, 465,653 shares.
(4)	Includes 136,141 shares of common stock held by Mr. Vegh and his wife, Kathleen G. Vegh, tenants in common and 3,000 shares held in a retirement account for the benefit of Mr. Vegh’s spouse.
(5)	Includes 4,151,052 shares of common stock subject to stock options exercisable currently or within 60 days of March 31, 2005.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation received for the fiscal years ended December 31, 2002, 2003 and 2004 by (1) the individual who served as our Chief Executive Officer during the fiscal year ended December 31, 2004 and (2) the four other most highly compensated individuals who served as one of our executive officers during the fiscal year ended December 31, 2004 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Year	Annual Compensation							Long-Term Compensation Awards	All Other Compensation
Name & Principal Position		Salary (1)		Bonus (2)		Other Annual Compen- sation			Securities Underlying Options/SARs (#)
Gabriel B. Vegh Chief Executive Officer and Chairman of the Board of Directors	2004 2003 2002	$ $ $	274,997 285,574 271,612	$ $ $	— 50,000 85,000		— — —		500,000 500,000 500,000	$ $ $	486 522 638	(4) (4) (4)

William K. Wheeler President and Chief Operating Officer	2004 2003 2002	$ $ $	249,995 259,610 249,534	$ $ $	— 25,000 50,000		— — —		250,000 250,000 380,000	$ $ $	390 390 539	(5) (5) (5)

Victor J. Barajas Senior Vice President, Operations	2004 2003 2002	$ $ $	183,997 191,074 183,997	$ $ $	— 30,000 35,000		— — —		175,000 175,000 256,000	$ $ $	390 390 500	(5) (5) (5)

Eric K. Y. Chan, Ph.D. Vice President, Product Development	2004 2003 2002	$ $ $	180,003 186,926 180,000	$ $ $	— 25,000 25,000		— — —		150,000 150,000 150,000	$ $ $	390 390 500	(5) (5) (5)

Barry D. Michaels (3) Interim Chief Financial Officer	2004 2003	$ $	308,232 143,052	$ $	— 35,000	$ $	49,836 25,867	(6) (8)	100,000 100,000	$ $	13,591 —	(7)

(1)	Includes amounts deferred under the Company’s 401(k) plan.
(2)	Amounts paid as bonuses for services rendered are reported for the year in which they were earned even if they were paid in the following year. Prior to 2004, we reported bonus amounts in the year they were paid rather than the year in which they were earned. As of March 31, 2005, the Company has accrued bonuses for 2004 for the Named Executive Officers as follows: Mr. Vegh, $50,000; Mr. Wheeler, $25,000; Mr. Barajas, $30,000; Dr. Chan, $25,000; and Mr. Michaels, $35,000; however, the bonuses have not yet been paid and it has not been determined whether such bonuses will actually be paid, and if any bonuses are paid, whether they will be in such amounts.
(3)	Mr. Michaels joined the Company as Interim Chief Financial Officer in July 2003.
(4)	Includes amounts paid for life insurance premiums and sport club discounts. Prior to 2005, we reported life insurance premiums based on their taxable value rather than the actual amounts paid.
(5)	Includes amounts paid for life insurance premiums. Prior to 2005, we reported life insurance premiums based on their taxable value rather than the actual amounts paid.
(6)	Includes $21,583 in housing expenses, $17,081 in travel expenses, and $11,172 in payroll tax reimbursements.
(7)	Includes amounts reimbursed for medical, dental and vision insurance premiums.
(8)	Includes $11,210 in housing expenses, $8,967 in travel expenses, and $5,690 in payroll tax reimbursements.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table summarizes stock option grants during fiscal year 2004 to our Chief Executive Officer and our other Named Executive Officers.

	Number of Shares Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal 2004 (2)	Exercise or Base Price per Share ($/Sh) (3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name					5% ($)	10% ($)
Gabriel B. Vegh	500,000	32.2%	$1.04	02/12/14	$27,025	$828,746
William K. Wheeler	250,000	16.1%	$1.04	02/12/14	$163,513	$414,373
Victor J. Barajas	175,000	11.3%	$1.04	02/12/14	$14,459	$290,061
Eric K. Y. Chan, Ph.D.	150,000	9.6%	$1.04	02/12/14	$98,108	$248,624
Barry D. Michaels	100,000	6.4%	$1.04	02/12/14	$65,405	$165,749

(1)	These options vest in equal monthly installments over a four-year period commencing on the date of grant, except that no options are exercisable or vested for the first 6 months after the date of grant.
(2)	We granted stock options representing 1,563,000 shares of our Common Stock to employees in the last fiscal year.
(3)	The exercise price of each option was equal to 100% of the fair market value of the Common Stock on the date of grant.
(4)	The potential realizable value of each grant of options has been calculated, pursuant to the regulations promulgated by the SEC, assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates of 5% and 10%, respectively. These values do not represent our estimate or projection of future Common Stock value. There can be no assurance that any of the value reflected in the table will be achieved.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information with respect to stock options exercised by our Chief Executive Officer and our other Named Executive Officers during the fiscal year ended December 31, 2004. In addition, the table sets forth the number of shares covered by stock options as of the fiscal year ended December 31, 2004 and the value of “in-the-money” stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year ended December 31, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/ SARs at Fiscal Year End (#) Exercisable/ Unexercisable (1)	Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($) Exercisable/ Unexercisable (2)
Gabriel B. Vegh	0	0	1,337,976 / 839,584	31,167 / 2,833
William K. Wheeler	0	0	511,100 / 713,379	11,688 / 1,063
Victor J. Barajas	0	0	397,722 / 340,122	5,454 / 496
Eric K. Y. Chan, Ph.D.	0	0	337,712 / 252,528	3,896 / 354
Barry D. Michaels	0	0	104,167 / 95,833	— / —

(1)	Includes those options for which the fair market value of the underlying securities at December 31, 2004 ($ 0.51 per share) is less than the exercise price.
(2)	Based on the $ 0.51 per share closing price of the Company’s Common Stock on the Nasdaq SmallCap Market on December 31, 2004, less the exercise price of the options.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of the end of December 31, 2004 with respect to compensation plans under which our equity securities are authorized for issuance. The table does not include shares that stockholders are being asked to approve under Proposals 3, 4 or 5.

Plan Category (1)	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Performance Units A	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units and Performance Units B	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans C
Equity compensation plans approved by security holders (2)	6,713,676	$1.13	2,625,536
Equity compensation plans not approved by security holders (3)	—	—	—

Total	6,713,676	$1.13	2,625,536

(1)	The table does not include information for our employee benefit plans and our subsidiaries intended to meet the qualification requirements of Section 401(a) of the Internal Revenue Code and foreign employee benefit plans which are similar to Section 401(a) plans.
(2)	Consists of four plans: the 2003 Stock Option Plan, the 1993 Stock Option Plan, the 1997 Director’s Stock Option Plan and the 1997 Employee Stock Purchase Plan.
(3)	We do not have any equity compensation plan not approved by security holders.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Mr. Vegh is party to an employment agreement dated November 5, 2004, which supersedes a prior agreement dated August 30, 2000. The agreement provides for a salary of not less than $275,000 for Mr. Vegh’s services as Chairman and Chief Executive Officer and accelerated vesting of all of Mr. Vegh’s options issued prior to the date of the agreement in the event of a “Change in Control” of the Company (as such term is defined in the agreement) and the acceleration of Mr. Vegh’s options granted after the date of the agreement by the same number of months of completed months of vesting for such options. In addition, Mr. Vegh is eligible for an annual bonus to be determined by the Board of Directors. In the event Mr. Vegh is terminated for other than for “Cause” (as such term is defined in the agreement), Mr. Vegh will receive his base salary and the Company’s standard benefits package for an additional 36 months, will receive a bonus for each of the three Company fiscal years coinciding with or immediately following his termination based upon the average bonus he received in the preceding three years prior to his termination, will have his stock options vest on an accelerated basis as described above, and will have ninety days from the date of termination of his employment to exercise his vested options.

Mr. Wheeler is party to an employment agreement dated November 5, 2004, which supersedes a prior agreement dated August 30, 2000. The agreement provides for a salary of not less than $250,000 for Mr. Wheeler’s services as President and Chief Operating Officer and accelerated vesting of all of Mr. Wheeler’s options issued prior to the date of the agreement in the event of a “Change in Control” of the Company (as such term is defined in the agreement) and the acceleration of Mr. Wheeler’s options granted after the date of the agreement by the same number of months of completed months of vesting for such options. In addition, Mr. Wheeler is eligible for an annual bonus to be determined by the Board of Directors. In the event Mr. Wheeler is terminated for other than for “Cause” (as such term is defined in the agreement), Mr. Wheeler will receive his base salary and the Company’s standard benefits package for an additional 18 months, will receive a bonus for each of the two Company fiscal years coinciding with or immediately following his termination based upon the average bonus he received in the preceding two years prior to his termination, the second year bonus being limited to fifty percent of the average bonus he received in the preceding two years prior to his termination, will have his stock options vest on an accelerated basis as described above, and will have ninety days from the date of termination of his employment to exercise his vested options.

Mr. Barajas is party to an employment agreement dated November 5, 2004, which supersedes a prior agreement dated August 30, 2000. The agreement provides for a salary of not less than $184,000 for Mr. Barajas’ services as Senior Vice President, Operations, and accelerated vesting of all of Mr. Barajas’ options issued prior to the date of the agreement in the event of a “Change in Control” of the Company (as such term is defined in the agreement) and the acceleration of Mr. Barajas’ options granted after the date of the agreement by the same number of months of completed months of vesting for such options. In addition, Mr. Barajas is eligible for an annual bonus to be determined by the Board of Directors. In the event Mr. Barajas is terminated for other than for “Cause” (as such term is defined in the agreement), Mr. Barajas will receive his base salary and the Company’s standard benefits package for an additional 12 months, will receive a bonus for the Company fiscal year coinciding with or immediately following his termination based upon the average bonus he received in the preceding two years prior to his termination, will have his stock options vest on an accelerated basis as described above, and will have ninety days from the date of termination of his employment to exercise his vested options.

Dr. Chan is party to an employment agreement dated November 5, 2004, which supersedes a prior agreement dated August 30, 2000. The agreement provides for a salary of not less than $180,000 for Dr. Chan’s services as Vice President, Product Development, and accelerated vesting of all of Dr. Chan’s options issued prior to the date of the agreement in the event of a “Change in Control” of the Company (as such term is defined in the agreement) and the acceleration of Dr. Chan’s options granted after the date of the agreement by the same number of months of completed months of vesting for such options. In addition, Dr. Chan is eligible for an annual bonus to be determined by the Board of Directors. In the event Dr. Chan is terminated for other than for “Cause” (as such term is defined in the agreement), Dr. Chan will receive his base salary and the Company’s standard benefits package for an additional 12 months, will receive a bonus for the Company fiscal year coinciding with or immediately following his termination based upon the average bonus he received in the preceding two years prior to his termination, will have his stock options vest on an accelerated basis as described above, and will have ninety days from the date of termination of his employment to exercise his vested options.

Mr. Michaels is party to a consulting agreement dated June 30, 2003. The agreement provides for consulting fees of $1,137 per day for Mr. Michaels’ services as Interim Chief Financial Officer and accelerated vesting of Mr. Michaels’ options in the event of the liquidation or change in control of the Company, or if the agreement is terminated in anticipation of any such event. The agreement also provides for additional amounts payable by the Company to offset payroll taxes and the costs of certain benefits as set forth in the agreement. In addition, Mr. Michaels is eligible for an incentive bonus to be determined by the Board of Directors. The agreement may be terminated by either the Company or Mr. Michaels upon 30 days notice, or at any time without notice upon mutual agreement or if the relationship is terminated for “Cause” (as such term is defined in the agreement), and upon the death or disability of Mr. Michaels. If the agreement is terminated for any reason other than gross negligence or malfeasance on the part of Mr. Michaels, Mr. Michaels’ vested options shall be exercisable for the full term of such options.

CERTAIN TRANSACTIONS

In December 1997, we entered into a $300,000 note receivable agreement with Phillip Radlick, Ph.D., one of our Directors and then President and Chief Executive Officer, to facilitate the purchase of a principal residence in the Bay Area. The note bears interest at the minimum Applicable Federal Rate and is due and payable in a single lump sum forty-eight months from the note date. In August 2001, the Board of Directors amended Dr. Radlick’s agreement to extend this loan until the first of (i) the date that Dr. Radlick no longer serves as a member of our Board of Directors, (ii) the date when Dr. Radlick sells such residence and (iii) December 16, 2005. As security for the note, Dr. Radlick granted us a security interest in his vested stock options. At December 31, 2004, the balance of the loan is approximately $357,084, including approximately $78,585 of accrued interest.

In June 2000, we entered into a note receivable agreement with William Wheeler, our President and Chief Operating Officer, to facilitate the purchase of a principal residence in the Bay Area. The note calls for an initial payment by us of $142,500 with an additional $5,000 per month up to a maximum of $300,000. The note bears interest at the minimum Applicable Federal Rate is due and payable in a single lump sum 60 months from the note date. The Board of Directors amended Mr. Wheeler’s agreement by granting Mr. Wheeler a $75,000 bonus in May 2001 in lieu of further additional monthly payments to him. As security for the note, Mr. Wheeler granted us a security interest in his vested stock options. At December 31, 2004, the balance of the loan is approximately $217,531, including approximately $25,031 of accrued interest.

We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

We believe that the foregoing transactions were in our best interests. It is our current policy that all transactions by us with officers, directors, 5% stockholders or their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors (or the Audit Committee of our Board of Directors as required under applicable laws and listing standards), and are on terms no less favorable to us than could be obtained from unaffiliated parties.

The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to our executive officers during the fiscal year ended December 31, 2004. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and our compensation plans, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of two elements: (1) base salary, which reflects individual performance and expertise, and (2) long-term stock-based incentive awards, which are designed to strengthen the mutual interests of the executive officers and our stockholders. Additionally, some executives are eligible for variable bonus awards payable in cash which are tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for us.

The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with us for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary may be adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure. Our performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific Company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

Long-Term Incentive Compensation

We have utilized our stock option plan to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in us and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual’s position in our organization, his or her performance and responsibilities and internal comparability considerations.

To date, each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of our Common Stock appreciates over the option term.

Compensation of the Chief Executive Officer

Gabriel B. Vegh has served as our Chief Executive Officer since June 2000. His base salary for fiscal 2004 was $275,000. Additional compensation paid to Mr. Vegh included a stock option grant and a bonus based on his performance to objectives as set by the Board of Directors.

The factors discussed above in “Base Salary,” “Cash-Based Incentive Compensation,” and “Long-Term Incentive Compensation” were applied by the Compensation Committee in establishing the amount of Mr. Vegh’s salary, stock option grant and bonus. Mr. Vegh did not participate in any decisions related to his compensation. Significant factors the Compensation Committee considered in establishing Mr. Vegh’s compensation included his individual performance, the achievement of specific objectives, and the compensation of chief executive officers of other companies in the medical device industry, taking into account relative company size and stage of development. The Compensation Committee felt that Mr. Vegh’s performance and effort contributed to our progress over the last year and exercised its judgment in awarding the salary and bonus shown in the Summary Compensation Table.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by us to each of our executive officers is expected to be below $1 million and the Committee believes that options granted under our 1993 Stock Option Plan and our 2003 Stock Option Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our executive officers. It is the Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, Cardima may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Committee

Jesse D. Erickson

Phillip Radlick, Ph.D.

The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Mr. Jesse D. Erickson, Dr. Rodolfo C. Quijano and Mr. Lawrence J. Siskind. All members of the Audit Committee meet the independence standards of the NASD listing requirements. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of our quality and integrity of our accounting, auditing and financial reporting practices.

Our management is responsible for the financial statements and reporting process, including the system of internal controls. Our independent registered public accounting firm are responsible for performing an audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee oversees and reviews these processes and has reviewed and discussed the financial statements with management and our independent registered public accounting firm. The members of the Audit Committee are not, however, our employees, and are not providing any expert assurance or professional certification regarding our financial statements.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to that firm’s independence.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” In addition, the Audit Committee, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements. The Audit Committee also discussed with our management and our independent registered public accounting firm the processes used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to be filed with and accompany our periodic filings with the SEC.

Based upon Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors include the audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. The Audit Committee also recommended the selection, subject to stockholder approval, of the independent registered public accounting firm and the Board of Directors concurred in such recommendation.

Audit Committee

Jesse D. Erickson

Rodolfo C. Quijano, Ph.D., M.D.

Lawrence J. Siskind

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return data for the our stock since December 31, 1999 to the cumulative return over such period of (1) Cardima, Inc., (2) the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stock Index (the “Nasdaq Medical Products Index”) and (3) the Nasdaq National Market U.S. Composite Index. The graph assumes that $100 was invested on December 31, 1999 in our Common Stock and in each of the comparative indices, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF FISCAL YEAR CUMULATIVE TOTAL RETURN

AMONG CARDIMA, INC., NASDAQ MEDICAL PRODUCTS INDEX

AND NASDAQ NATIONAL MARKET U.S. COMPOSITE INDEX

Comparison of Cumulative Total Return

The information contained in the Stock Performance Graph shall not be deemed to be “soliciting material” or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04
Cardima, Inc.	$100.00	$13.79	$124.66	$49.64	$54.61	$28.13
Nasdaq Composite	100.00	60.31	47.84	33.07	49.45	53.81
Nasdaq Medical Products Index	100.00	103.16	113.38	91.71	135.68	158.96

Assumes $100 invested on December 31, 1999 in stock or index, including reinvestment of dividends to the fiscal year ending December 31, 2004.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

Proposals of stockholders submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented for consideration at our 2006 Annual Meeting of Stockholders must be received by us not later than December 30, 2005 in order to be considered for inclusion in our proxy materials for that meeting.

Our Bylaws also establish an advance notice procedure with respect to stockholder proposals. If a stockholder wishes to have a stockholder proposal considered at our next annual meeting, the stockholder must be entitled to vote at that meeting and must give timely notice of the proposal in writing to our Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not less than 30 days nor more than 60 days prior to the date of our 2006 Annual Meeting of Stockholders. The stockholder’s notice must also contain the information specified by our Bylaws.

OTHER MATTERS

Our Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 IS BEING FURNISHED TO EACH STOCKHOLDER WITH THIS PROXY STATEMENT. IF NECESSARY, WE WILL MAIL AN ADDITIONAL COPY, WITHOUT CHARGE, TO ANY STOCKHOLDER UPON WRITTEN REQUEST OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, 47266 BENICIA STREET, FREMONT, CALIFORNIA, 94538-7330.

By Order of the Board of Directors,

Barry D. Michaels

Interim Chief Financial Officer and Secretary

Fremont, California

Exhibit A

CARDIMA, INC.

AMENDED AND RESTATED 2003 STOCK OPTION PLAN

I.    PURPOSES OF THE PLAN

This Amended and Restated 2003 Stock Option Plan (the “Plan”) is intended to promote the interests of Cardima, Inc., a Delaware corporation (the “Corporation”), by providing a method whereby eligible individuals who provide valuable services to the Corporation (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

(i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation (a “Parent”), provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation (a “Subsidiary”), provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.    ADMINISTRATION OF THE PLAN

A. A committee comprised of non-employee members of the Board of Directors who satisfy the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 (the “1934 Act”) as it is then in effect to exempt stock awards made hereunder from the short-swing profit recovery rules of Section 16(b) of the 1934 Act (the “Primary Committee”) and who satisfy the requirements of Section 162(m) of the Internal Revenue Code shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders.

B. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the discretion of the Board of Directors (the “Board”), be vested in the Primary Committee or a second committee comprised of one or more Board members (the “Secondary Committee” and, with the Primary Committee, the “Committee”), or the Board may retain the power to administer the Plan with respect to all such persons. The members of the Secondary Committee may be individuals who are employees eligible to receive option grants under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary) or who have any other business relationship with the Corporation outside their roles as members of the Board. The Board, any Primary Committee or any Secondary Committee charged with the administration of the Plan are referred to hereinafter as the “Plan Administrator.”

C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any grants under the Plan.

III.    ELIGIBILITY FOR OPTION GRANTS

The persons eligible to receive option grants under the Plan are as follows:

(i) common law employees who are on the payroll of the Corporation, including officers and directors who are employed by the Corporation, its Parent or its Subsidiary (“Employees”);

(ii) the non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary; and

(iii) those consultants, who are natural persons, who provide valuable services to the Corporation (or its Parent or Subsidiary).

The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option (“Incentive Option”) which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

IV.    STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 8,200,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section IV.

B. No one person participating in the Plan may receive options for more than 1,000,000 shares of Common Stock per calendar year, beginning with the 2003 calendar year.

C. Shares subject to outstanding options shall be available for subsequent option grants under the Plan to the extent options expire or terminate for any reason prior to exercise in full. Shares repurchased by the Corporation pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants.

D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, proportionate adjustments shall be made to (I) the aggregate number and/or class of shares issuable under the Plan and (II) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

E. During such period that the Plan is subject to the requirements of Section 25110 of the California Corporations Code, any amendment to increase the share reserve of the Plan shall not increase the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation, to exceed 30% of the number of outstanding total number of shares of Common Stock (such term to include any convertible preferred and convertible senior common shares of the Corporation) at the time of any such increase, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares of the Corporation entitled to vote.

V.    TERMS AND CONDITIONS OF OPTIONS

A. Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

B. Option Price.

1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant or, in the case of an option granted to the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Parent or Subsidiary corporations (such person to be herein referred to as a “10% Stockholder”), the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value of one share of Common Stock on the grant date.

2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IX and the instrument evidencing the grant, be payable in one or more of the forms specified below:

(i) cash or check drawn to the Corporation’s order;

(ii) in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date; or

(iii) to the extent not prohibited by applicable law and to the extent the option is exercised for vested shares, through a sale and remittance procedure pursuant to which the optionee is to provide irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

For purposes of this subparagraph B, the Exercise Date shall be the first date on which there shall have been delivered to the Corporation both written notice of the exercise of the option and, except to the extent such sale and remittance procedure is utilized, payment of the option price for the purchased shares.

3. The fair market value of a share of Common Stock on any relevant date under subparagraph 1 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

(i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market System or the Nasdaq SmallCap Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

(ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the value determined pursuant to subparagraphs (i) and (ii) above does not accurately reflect the fair market value of the Common Stock, then such fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

C. Term and Exercise of Options.

Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, an Option granted to an individual other than an officer of the Corporation, a member of the Board or a consultant to the Corporation shall become exercisable at a rate of at least 20% of the underlying Shares per year over 5 years from the date of grant of the Option. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date and no Incentive Option granted to a 10% Stockholder shall have a maximum term in excess of five (5) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

D. Effect of Termination of Employment.

1. Except to the extent otherwise provided pursuant to subparagraph 3 below, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of death or cessation of Service. For the purposes of this Plan, the term “Service” shall mean service to the Corporation, or a Parent or Subsidiary, by an individual as an Employee, a non-employee member of the Board of Directors or a consultant.

(i) Should the optionee cease to remain in Service for any reason other than death or Disability (as hereinafter defined), then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

(ii) In the event such Service terminates by reason of Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the six (6)-month period following the date of such cessation of Service. “Disability” shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

(iii) Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee’s death. During such limited period, the option may be exercised by the personal representative of the optionee’s estate or by the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution.

(iv) Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

2. Under no circumstances shall any option be exercisable after the specified expiration date of the option term.

3. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more of its Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

4. The Board shall have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee’s termination of Service from the three (3)-month (six (6) months in the case of Disability) or shorter period set forth in the option agreement to such greater period of time as the Board shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term.

E. Stockholder Rights. An optionee shall have none of the rights of a stockholder with respect to the shares subject to the option until such individual shall have exercised the option and paid the option price.

F. Repurchase Rights. The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Corporation in accordance with the following provisions:

1. The Plan Administrator may in its discretion determine that it shall be a term and condition of one or more options exercised under the Plan that the Corporation (or its assignees) shall have the right, exercisable upon the optionee’s cessation of Service, to repurchase at the option price all or (at the discretion of the Corporation and with the consent of the optionee) part of the unvested shares of Common Stock at the time held by the optionee. Any such repurchase right shall be exercisable by the Corporation (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee’s period of Service) as the Plan Administrator may specify in the instrument evidencing such right. During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, if a right of repurchase of the Corporation is exercised upon termination of employment of an optionee, the repurchase price shall be set at not less than the original purchase price of the Shares, provided that the right to repurchase shall lapse at a rate of 20% of the Shares per year over 5 years from the date the option was granted. The right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the securities within ninety (90) days of termination of employment.

2. All of the Corporation’s outstanding repurchase rights shall automatically terminate upon the occurrence of any Corporate Transaction under Section VII.

VI.    INCENTIVE OPTIONS

The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as “non-statutory” options when issued under the Plan shall not be subject to such terms and conditions.

A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant. If the individual to whom the option is granted is a 10% Stockholder, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value of one share of Common Stock on the grant date.

B. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Parent or Subsidiary) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

VII.    CORPORATE TRANSACTIONS

A. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Corporation, (ii) a merger or consolidation in which the Corporation is not the surviving entity (except for a transaction the principal purpose of which is to change the State of Corporation’s incorporation) or (iii) a reverse merger in which the Corporation is the surviving entity but in which all of the Corporation’s outstanding voting stock immediately preceding the merger are converted by virtue of the merger or transferred to the acquiring entity or its wholly-owned Subsidiary (individually, a “Corporate Transaction”), then any surviving entity or acquiring entity shall assume any outstanding options under the Plan or shall substitute similar options. Notwithstanding the assumption or substitution of any portion of any outstanding option under the Plan by the surviving entity or acquiring entity, in the event of a Corporate Transaction the vesting and exercisability of each outstanding option under the Plan shall accelerate so that each option shall become vested and exercisable immediately prior to the Corporate Transaction for twice the number of vested shares of Common Stock subject to such option immediately prior to such acceleration, up to 100% of the shares of Common Stock subject to such option. In the event the surviving entity or acquiring entity refuses to assume such options or to substitute similar options for those outstanding under the Plan, then the vesting and exercisability of each option outstanding under the Plan shall automatically accelerate in full so that each option shall, immediately prior to the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares or fully vested shares of Common Stock.

B. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the surviving entity or acquiring entity (or Parent thereof).

C. Each outstanding option which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would be issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction.

D. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

E. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VIII.    TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or upon the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

(i) Stock Withholding. The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii) Stock Delivery. The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the taxes) with an aggregate Fair Market Value equal to the percentage of the taxes (not to exceed one hundred percent (100%)) designated by the holder.

IX.    LOANS

A. To the extent not prohibited by applicable law, the Plan Administrator may assist any optionee (including an optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such optionee, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee, or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years.

B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each optionee may not exceed the sum of (i) the aggregate option price payable for the purchased shares (less the par value) plus (ii) any Federal and State income and employment tax liability incurred by the optionee in connection with such exercise.

C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board in its discretion deems appropriate.

X.    NO EMPLOYMENT OR SERVICE RIGHTS

A. Nothing in the Plan shall confer upon the optionee any right to continue in the service or employ of the Corporation (or any Parent or Subsidiary of the Corporation employing or retaining such optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary of the Corporation employing or retaining such optionee) or of the optionee, which rights are hereby expressly reserved by each, to terminate the Service of the optionee at any time for any reason, with or without cause.

XI.    AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the Corporation’s stockholders, adversely affect the rights and obligations with respect to options at the time outstanding under the Plan; and provided, further that any amendment or modification by the Board to (i) increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any person may be granted options per calendar year, except for permissible adjustments under Section IV or (ii) materially modify the eligibility requirements for the grant of options under the Plan, shall not be effective without the approval of the Corporation’s stockholders within one year of such amendment or modification to the Plan.

B. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the Corporation’s stockholders and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

XII.    EFFECTIVE DATE AND TERM OF PLAN

A. The Plan was adopted by the Board on April 17, 2003, and became effective when approved by the Corporation’s stockholders on June 19, 2003. The Plan was amended by the Board on February 12, 2004 to reserve an additional 2,000,000 shares of Common Stock for issuance thereunder, and such amendment approved by the Corporation’s stockholders on May 20, 2004. The Plan was amended by the Board on April 13, 2005, to reserve an additional 4,000,000 shares of Common Stock for issuance thereunder, subject to approval by the Corporation’s stockholders.

B. Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) April 17, 2013 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

XIII.    USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XIV.    INFORMATION OBLIGATION

During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, the Corporation shall provide the Participants with financial statements at least annually. This Section XIV shall not apply to key Employees whose duties in connection with the Corporation assure them access to equivalent information.

XV.    REGULATORY APPROVALS

The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

Exhibit B

CARDIMA, INC.

1997 DIRECTORS’ STOCK OPTION PLAN

(as amended April 13, 2005)

1. Purposes of the Plan. The purposes of this Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. The Plan was adopted by the Board of Directors on March 12, 1997, and approved by the Company’s shareholders May 21, 1997. The Plan was amended by the Board of Directors on April 13, 2005, subject to approval be the Company’s shareholders.

All options granted hereunder shall be “nonstatutory stock options”.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Cardima, Inc., a Delaware corporation.

(e) “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

(f) “Director” shall mean a member of the Board.

(g) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i) “Option” shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

(j) “Optioned Stock” shall mean the Common Stock subject to an Option.

(k) “Optionee” shall mean an Outside Director who receives an Option.

(l) “Outside Director” shall mean a Director who is not an Employee.

(m) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(n) “Plan” shall mean this 1997 Directors’ Stock Option Plan.

(o) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(p) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 900,000 Shares (the “Pool”) of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4. Administration of and Grants of Options under the Plan.

(a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

(b) Procedure for Grants. All grants of Options hereunder shall be automatic and non discretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (on a post-split basis) (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii) Each Outside Director shall be automatically granted an Option to purchase 52,000 Shares (on a post-split basis) (a “Subsequent Option”) on the date of each Annual Meeting of the Company’s shareholders following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least three (3) months prior to the date of such Annual Meeting.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

(vi) The terms of each First Option granted hereunder shall be as follows:

(1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

(3) the First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

(vii) The terms of each Subsequent Option granted hereunder shall be as follows:

(1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

(3) the Subsequent Option shall become exercisable as to one hundred percent 100% of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

(c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee’s right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee’s behalf at a hearing before the Board or a committee of the Board.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan; Effective Date. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company’s initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof.

8. Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(b) Fair Market Value. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

(c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee:

(i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for twelve (12) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

(ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock to be granted under the provisions set forth in Section 4 of the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Corporate Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

CARDIMA, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 16, 2005

The undersigned stockholder of Cardima, Inc. (the “Company”) acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated May [    ], 2005, and the undersigned revokes all prior proxies and appoints Gabriel B. Vegh and Barry D. Michaels, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company, located at 47266 Benicia Street, Fremont, California 94538, at 11:00 a.m. local time on June 16, 2005, and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

1.	ELECTION OF DIRECTORS:

☐	FOR each of the nominees listed below (except as marked to the contrary below)

☐	WITHHOLD AUTHORITY to vote for the nominees for director listed below:

Gabriel B. Vegh

Jesse D. Erickson

Rodolfo C. Quijano, Ph.D., M.D.

Phillip Radlick, Ph.D.

Lawrence J. Siskind

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES

☐    FOR                          ☐    AGAINST                          ☐    ABSTAIN

3.	TO APPROVE THE AMENDMENT OF OUR AMENDED AND RESTATED 2003 STOCK OPTION PLAN

☐    FOR                          ☐    AGAINST                          ☐    ABSTAIN

4.	TO APPROVE THE AMENDMENT OF OUR AMENDED AND RESTATED 1997 DIRECTORS’ STOCK OPTION PLAN

☐    FOR                          ☐    AGAINST                          ☐    ABSTAIN

5.	TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

☐    FOR                          ☐    AGAINST                          ☐    ABSTAIN

6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED AND FOR PROPOSALS 2, 3, 4 AND 5.

CARDIMA, INC.

BOARD OF DIRECTORS PROXY

Annual Meeting of Stockholders June 16, 2005

Dated this ____ day of ________, 2005

(Signature of Stockholder)

(Signature of Stockholder)

Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.